JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of December 4, 2006, is by and among Lionbridge Mauritius Ltd., a company formed under the laws of Mauritius (the “New Foreign Holding Company”), Lionbridge Technologies, Inc., a Delaware corporation (the “Company”), Lionbridge International (f/k/a Lionbridge Technologies Ireland) (the “Irish Borrower”), Lionbridge Technologies Holdings B.V. (“Lionbridge Holdings BV”), Lionbridge of Europe B.V. (“Lionbridge of Europe”; together with the Company, the Irish Borrower and Lionbridge Holdings BV, the “Borrowers”), the Material Domestic Subsidiaries of the Company party hereto (the “U.S. Guarantors”), Lionbridge Holdings Luxembourg S.A.R.L. (“Lionbridge Holdings Sarl”), Lionbridge Luxembourg S.A.R.L. (“Lionbridge Sarl”), the Subsidiaries of the Irish Borrower and the Dutch Borrowers party hereto (together with the Borrowers, the US Guarantors, Lionbridge Holdings Sarl and Lionbridge Sarl, the “Foreign Guarantors” and each a “Foreign Guarantor”) and Wachovia Bank, National Association, in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement, dated as of September 1, 2005 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among the Borrowers, the U.S. Guarantors, the Foreign Guarantors, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

The New Foreign Holding Company hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders, and the other parties to the Credit Agreement:

1. The New Foreign Holding Company hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Foreign Holding Company will be deemed to be a party to and a “Foreign Guarantor” under the Credit Agreement and shall have all of the obligations of a Foreign Guarantor thereunder as if it had executed the Credit Agreement. The New Foreign Holding Company hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including without limitation (a) all of the representations and warranties set forth in Article III of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement. Without limiting the generality of the foregoing terms of this Paragraph 1, the New Foreign Holding Company hereby agrees to be jointly and severally liable for the Foreign Credit Party Obligations of the Foreign Borrowers in accordance with Article XI of the Credit Agreement.

2. The New Foreign Holding Company acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Security Document and the schedules and exhibits thereto.

3. The Credit Parties confirm that the Credit Agreement is, and upon the New Foreign Holding Company becoming a Foreign Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the New Foreign Holding Company becoming a Foreign Guarantor the term “Foreign Credit Party Obligations,” as used in the Credit Agreement, shall include all obligations of the New Foreign Holding Company under the Credit Agreement and under each other Credit Document.

4. The New Foreign Holding Company agrees that it will promptly notify the Administrative Agent of any new asset or assets acquired by the New Foreign Holding Company. The New Foreign Holding Company and the Credit Parties agree (a) to promptly execute and deliver any security document and to take all actions reasonably required by the Administrative Agent to provide the Administrative Agent with a first priority perfected Lien in any new asset or assets acquired by the New Foreign Holding Company and (b) that failure of the New Foreign Holding Company or the Credit Parties to comply with the terms of this Section 4 shall constitute an Event of Default under the Credit Agreement.

5. Each of the Credit Parties and the New Foreign Holding Company agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement in order to effect the purposes of this Agreement.

6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

7. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of The New York General Obligations Law).

Signature pages to follow

IN WITNESS WHEREOF, each of the New Foreign Holding Company and the Credit Parties have caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

NEW FOREIGN GUARANTOR:	LIONBRIDGE MAURITIUS LTD.,

a company incorporated under the laws of Mauritius

By: /s/Stephen J. Lifshatz Name: Stephen J. Lifshatz Title: Director

COMPANY:	LIONBRIDGE TECHNOLOGIES, INC.,

a Delaware corporation

By: /s/Rory J. Cowan Name: Rory J. Cowan Title: President and Chief Executive Officer

IRISH BORROWER:	LIONBRIDGE INTERNATIONAL

(f/k/a LIONBRIDGE TECHNOLOGIES IRELAND), a company organized under the laws of Ireland

By: /s/Rory J. Cowan Name: Rory J. Cowan Title: Director

DUTCH BORROWERS:	LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.,

a company incorporated under the laws of The Netherlands

By: /s/Rory J. Cowan Name: Rory J. Cowan Title: Managing Director

LIONBRIDGE OF EUROPE B.V., a company incorporated under the laws of The Netherlands

By: /s/Rory J. Cowan Name: Rory J. Cowan Title: Managing Director

US GUARANTORS:	VERITEST, INC.,

a Delaware corporation

By: /s/Rory J. Cowan Name: Rory J. Cowan

Title: President

MENTORIX TECHNOLOGIES INC.,
a California corporation

By: /s/Rory J. Cowan
Name: Rory J. Cowan
Title: President

LIONBRIDGE US, INC.,

a Delaware corporation

By: /s/Rory J. Cowan
Name: Rory J. Cowan
Title: President

LIONBRIDGE GLOBAL SOLUTIONS FEDERAL, INC. f/k/a BOWNE GLOBAL

SOLUTIONS FEDERAL, INC.,
a Delaware corporation

By: /s/Rory J. Cowan
Name: Rory J. Cowan
Title: Director

LIONBRIDGE GLOBAL SOLUTIONS II, INC. f/k/a BOWNE GLOBAL

SOLUTIONS II, INC.,
a New York corporation

By: /s/Rory J. Cowan
Name: Rory J. Cowan
Title: President

FOREIGN GUARANTORS:	LIONBRIDGE TECHNOLOGIES B.V.,

a company incorporated under the laws of The Netherlands

By: /s/Rory J. Cowan Name: Rory J. Cowan Title: Managing Director

LIONBRIDGE HOLDINGS LUXEMBOURG S.A.R.L., a company incorporated under the laws of Luxembourg

By: /s/Albert A. Barchard Name: Albert A. Barchard Title: Manager, Type A

LIONBRIDGE LUXEMBOURG S.A.R.L., a company incorporated under the laws of Luxembourg

By: /s/Albert A. Barchard Name: Albert A. Barchard Title: Manager, Type A

Acknowledged, accepted and agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By: /s/ Mark B. Felker
Name: Mark B. Felker
Title: Managing Director,
Wachovia Bank, National Association